ANNUAL REPORT

The Prairie Fund

December 31, 2002

The Prairie Fund

801 41st Street, Suite 210

Miami Beach, Florida 33140

Telephone (305) 538 2954       Facsimile (928) 396 7001

January 2, 2003

Dear Shareholders,

I had hoped to be able to report pricing progress for the equities that we are holding in the Prairie Fund. Alas, it is not to be. The popular indices were down as illustrated in the chart below:

DJIA	S&P	Nasdaq	Prairie Fund
-16.76%	-23.37%	-31.53%	-23.98

The one ray of hope that can be gleaned from the market’s action is that all of the above indices were higher than they were at the bottom in September, 2002.While the increase does not portend an end to the loss of value that has occurred over the last three years, it may indicate that investors are beginning to seek out under priced equities that have present value to them. Hopefully the securities that we hold in the Fund have that characteristic and will participate in the share price increases when and if they occur. I have not engaged to any great extent in trading activities during the past year because, simply put, I did not see any equities that had greater value or more potential than those that we currently hold.  I think that as the year progresses, there might arise opportunities to acquire equities that are not in our portfolios and that represent a greater opportunity for price appreciation than some of the companies that we now hold.  If and when such opportunities arise, I might take advantage of them to strengthen the Fund’s portfolio. As of now, I believe that the best strategy for the Fund is to stay with what we have. I appreciate your confidence in me and hope to justify it.

/s/Matthew M. Zuckerman

Matthew M Zuckerman

Zuckerman Management Associates

The shares of The Prairie Fund are not registered under the Securities Act of 1933, and as such, may be issued solely in private placement transactions which do not involve any “public offering” within the meaning of the 1933 Act. Therefore, this communication does not constitute an offer to sell, or a solicitation of an offer to buy, the shares of the fund.

[GRAPH OMITTED]

Various Time Periods
Through December 31, 2002

	The Prairie Fund		S&P 500 Total Return

	1 Year	-23.98%	1 Year	-23.37%

01/01/00	Inception	-14.71%	Inception	-15.71%

Comparative Performance Chart

Assuming Initial Investment of $10,000

	The Prairie Fund		S&P 500 Index
		Value of Investment		Value of Investment
	NAV		Value
January 31, 2000	$10.00	$10,000.00	1,455.22	$ 10,000.00
	$9.49	$ 9,488.10	1,394.46	$ 9,582.47
February 29, 2000	$9.12	$ 9,115.09	1,366.42	$ 9,389.78
March 31, 2000	$9.98	$ 9,979.61	1,498.58	$ 10,297.96
April 28, 2000	$9.88	$ 9,875.90	1,452.43	$ 9,980.83
May 31, 2000	$9.78	$ 9,781.12	1,420.60	$ 9,762.10
June 30, 2000	$10.07	$10,074.24	1,454.60	$ 9,995.74
July 31, 2000	$9.96	$ 9,955.31	1,430.83	$ 9,832.40
August 31, 2000	$9.96	$ 9,956.60	1,517.68	$ 10,429.21
September 29, 2000	$10.11	$10,110.85	1,436.51	$ 9,871.43
October 31, 2000	$11.00	$11,003.84	1,429.40	$ 9,822.57
November 30, 2000	$10.70	$10,701.84	1,314.95	$ 9,036.09
December 29, 2000	$9.95	$ 9,946.64	1,320.28	$ 9,072.72
January 31, 2001	$9.68	$ 9,682.21	1,366.01	$ 9,386.97
February 28, 2001	$9.19	$ 9,194.06	1,239.94	$ 8,520.64
March 30, 2001	$8.17	$ 8,173.93	1,160.33	$ 7,973.57
April 30, 2001	$8.65	$ 8,650.18	1,249.46	$ 8,586.06
May 31, 2001	$8.72	$ 8,715.82	1,255.82	$ 8,629.76
June 29, 2001	$8.53	$ 8,530.36	1,224.38	$ 8,413.71
July 31, 2001	$8.61	$ 8,613.18	1,211.23	$ 8,323.35
August 31, 2001	$8.49	$ 8,489.74	1,133.58	$ 7,789.75
September 28, 2001	$7.98	$ 7,979.38	1,040.94	$ 7,153.15
October 31, 2001	$8.04	$ 8,035.76	1,059.78	$ 7,282.61
November 30, 2001	$8.37	$ 8,365.91	1,139.45	$ 7,830.09
December 31, 2001	$8.16	$ 8,160.00	1,148.08	$ 7,889.39
January 31, 2002	$7.82	$ 7,820.00	1,130.20	$ 7,766.52
February 28, 2002	$7.71	$ 7,710.00	1,106.73	$ 7,605.24
March 31, 2002	$7.81	$ 7,810.00	1,147.39	$ 7,884.65
April 30, 2002	$7.61	$ 7,610.00	1,076.92	$ 7,400.39
May 31, 2002	$7.57	$ 7,570.00	1,067.14	$ 7,333.19
June 30, 2002	$6.99	$ 6,990.00	989.82	$ 6,801.86
July 31, 2002	$6.62	$ 6,620.00	911.62	$ 6,264.48
August 31, 2002	$6.70	$ 6,700.00	916.07	$ 6,295.06
September 30, 2002	$6.07	$ 6,070.00	815.28	$ 5,602.45
October 31, 2002	$6.31	$ 6,310.00	885.76	$ 6,086.78
November 30, 2002	$6.54	$ 6,540.00	936.31	$ 6,434.15
December 31, 2002	$6.20	$ 6,203.00	879.82	$ 6,045.96

The Prairie Fund

			Schedule of Investments
			December 31, 2002
Shares/Principal Amount		Cost	Market Value	% of Assets

COMMON STOCKS
Beverage
5,000	Coca Cola Co.	269,835	219,100
2,500	Pepsico Inc.	88,125	105,550
		357,960	324,650	14.10%
Communications Equipment
10,000	Motorola Inc.	177,323	86,500
10,000	Lucent Technologies *	219,450	12,600
		396,773	99,100	4.30%

Communication Services
145	Avaya Inc. *	5,975	355
4,800	Nextel Communications Inc. Cl A *	247,500	55,440
		253,475	55,795	2.42%

Computer Hardware
6,000	Sun Microsystems *	84,051	18,660	0.81%

Computer/Office
1,000	Intl Business Machines Inc.	107,604	77,500	3.37%

Conglomerate
5,000	General Electric Co.	257,917	121,750	5.29%

Data Processing
5,000	DST Systems Inc. Dela *	190,782	177,750	7.72%

Drugs
1,500	Bristol Myers Squibb Co.	78,950	34,725
5,000	Pfizer Inc.	148,978	152,850
3,750	Ivax Corporation *	70,195	45,488
2,500	Merck & Co. Inc.	169,175	141,525
4,000	Schering-Plough Corp.	168,394	88,800
		635,692	463,388	20.13%
Drugs, Distribution
3,500	McKesson Corp.	70,634	94,605	4.11%

Drug Stores
2,000	Walgreen Co.	79,688	58,380	2.54%

Fast Foods
4,000	McDonalds Corp.	130,000	64,320	2.79%

Food Processing
30	J.M. Smucker Company	478	1,194	0.05%

Furniture and Fixtures
2,500	Ethan Allen Interiors Inc.	82,075	85,925	3.73%

Holding Companies
6	Berkshire Hathaway Inc. Class A *	336,600	436,500	18.96%

Household Products
1,500	Proctor & Gamble Co.	163,866	128,910	5.60%

Medical Equipment & Supplies
150	Zimmer Holdings, Inc. *	4,350	6,228	0.27%

Semiconductors
107	Agere Systems Class A *	880	154
2,645	Agere Systems Class B *	21,642	3,703
		22,522	3,857	0.17%

	Total Common Stocks	3,174,467	2,218,512	96.36%

Money Market Funds
106,028	UMB Money Market .40%	106,028	106,028	4.60%

	Total Money Market Funds	106,028	106,028	4.60%

	Total Investments	3,280,495	2,324,540	100.96%

	Liabilities In Excess of Other Assets		(22,210)	-0.96%

	Net Assets		$ 2,302,330	100.00%

The accompanying notes are an integral part of the financial statements.

The Prairie Fund

Statement of Assets and Liabilities
December 31, 2002

Assets:
Investment Securities at Market Value	$ 2,324,540
(Identified Cost - 3,280,495)
Cash	2,927
Receivables:
Dividends and Interest	3,446
Total Assets	2,330,913
Liabilities:
Accrued Advisor Fees	2,060
Accrued Expenses	26,523
Total Liabilities	28,583

Net Assets	$ 2,302,330
Net Assets Consist of:
Paid In Capital	3,327,373
Accumulated Realized Gain (Loss) on Investments - Net	(69,088)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	(955,955)
Net Assets, for Shares Outstanding	$ 2,302,330
Net Asset Value and Redemption Price
Per Share ($2,302,330/381,408 shares)	$ 6.04
Offering Price Per Share	$ 6.04

The accompanying notes are an integral part of the financial statements.

The Prairie Fund

Statement of Operations
For the year ended December 31, 2002

Investment Income:
Dividends	$ 27,455
Interest	442
Total Investment Income	27,897
Expenses
Legal fees	38,395
Management and Advisory fees (Note 3)	26,558
Transfer Agent & Fund Accounting Fees	12,027
Audit fees	11,023
Custodial Fees	3,760
Printing Expense	2,008
Registration Expense	1,916
Insurance Expense	1,181
Total Expenses	96,868

Net Investment Loss	(68,971)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	11,334
Unrealized Appreciation (Depreciation) on Investments	(686,300)
Net Realized and Unrealized Gain (Loss) on Investments	(674,966)

Net Increase (Decrease) in Net Assets from Operations	$ (743,937)

The accompanying notes are an integral part of the financial statements.

The Prairie Fund

Statement of Changes in Net Assets
	1/1/2002	1/1/2001
	to	to
	12/31/2002	12/31/2001
From Operations:
Net Investment Income/(Loss)	$ (68,971)	$ (97,716)
Net Realized Gain (Loss) on Investments	11,334	(255,791)
Net Unrealized Appreciation (Depreciation)	(686,300)	(335,587)
Increase (Decrease) in Net Assets from Operations	(743,937)	(689,094)
From Distributions to Shareholders
Net Investment Income	0	0
Net Realized Gain (Loss) from Security Transactions	(60,531)	0
Net Increase (Decrease) from Distributions	(60,531)	0
From Capital Share Transactions:
Proceeds From Sale of Shares	5,217	0
Shares Issued on Reinvestment of Dividends	60,531	0
Cost of Shares Redeemed	(50,000)	0
Net Increase from Shareholder Activity	15,748	0

Net Decrease in Net Assets	(788,720)	(689,094)

Net Assets at Beginning of Period	$ 3,091,050	$ 3,780,144
Net Assets at End of Period	$ 2,302,330	$ 3,091,050

Share Transactions:
Issued	746	0
Reinvested	10,055	0
Redeemed	(8,052)	0
Net increase (decrease) in shares	2,749	0
Shares outstanding beginning of period	378,659	378,659
Shares outstanding end of period	381,408	378,659

The accompanying notes are an integral part of the financial statements.

The Prairie Fund

Financial Highlights
Selected data for a share outstanding throughout the period:	1/1/2002	1/1/2001	1/1/2000*
	to	to	to
	12/31/2002	12/31/2001	12/31/2000
Net Asset Value -
Beginning of Period	$ 8.16	$ 9.98	$ 10.00
Net Investment Income/(Loss)	(0.18)	(0.26)	(0.07)
Net Gains or Losses on Securities
(realized and unrealized)	(1.78)	(1.56)	0.05
Total from Investment Operations	(1.96)	(1.82)	(0.02)
Distributions
(from net investment income)	0.00	0.00	0.00
Distributions (from capital gains)	(0.16)	0.00	0.00
Total Distributions	(0.16)	0.00	0.00
Net Asset Value -
End of Period	$ 6.04	$ 8.16	$ 9.98
Total Return	(23.98)%	(18.24)%	(0.20)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	2,302	3,091	3,780

Ratio of Expenses to Average Net Assets - before reimbursements	3.65%	4.00%	2.60%
Ratio of Expenses to Average Net Assets - net of reimbursements	3.65%	4.00%	1.52%
Ratio of Net Loss to Average Net Assets	(2.60)%	(3.00)%	(0.79)%
Ratio of Net Loss to Average Net Assets after reimbursments	(2.60)%	(3.00)%	(1.87)%
Portfolio Turnover Rate	1.81%	22.70%	23.84%

* commencement of operations.

The accompanying notes are an integral part of the financial statements.

PRAIRIE FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

1.)

ORGANIZATION

The Prairie Fund (“The Fund”) is a no load mutual fund advised by Zuckerman Management Associates, Inc. (ZMA). It was incorporated and elected S-Corporation status on May 25, 1999.  The fund began operations on January 1, 2000 with in-kind contributions of appreciated marketable equity securities (Note 4).  The Fund is also registered with the Securities and Exchange Commission as a non-diversified, open-end management investment company, effective August 2, 2000.  On August 6, 2000 the entity reorganized as a Delaware business trust.  The Fund’s shares are not currently available for sale to the public, but the Board of Trustees is contemplating public registration in the latter part of 2003.

The Fund’s investment objective is to seek long-term capital appreciation. The Fund pursues its objective by investing primarily in common stock issued by U.S. companies.

The Fund’s custodian is UMB Bank, NA based in Kansas City, Missouri, and the transfer agent is Mutual Shareholder Services, based in Cleveland, Ohio.

2.) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

Investment in Securities traded on a national securities and exchange (or reported on the Nasdaq national market) are stated at the last reported sales price of the day of valuation; other securities traded over-the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Trustees.

INCOME RECOGNITION:

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

FEDERAL INCOME TAXES:

The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended.  By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

RECLASSIFICATIONS:

The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and capital gain distributions determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles.

3.)

INVESTMENT ADVISORY AGREEMENT

ZMA serves as the Fund’s investment advisor, charging an annual management and investment advisory fee of 1.0% of the Fund’s average net assets.  The Fund pays its own expenses.  The investment advisor has agreed to pay any amount of the fees for the Fund’s custodian, administrator, transfer agent and Investment Company Institute membership that exceed in the aggregate one percent (1.00%) of the Fund’s net asset value for the year.  The advisor received management fees of $26,558 for the year ended December 31, 2002.  For the fiscal year ended December 31, 2002 there were no reimbursements required of ZMA.

4.)

INVESTMENT TRANSACTIONS

During the fiscal year ended December 31, 2002, purchases and sales of investment securities were $46,040 and $127,042, respectively.  During the fiscal year ended December 31, 2002, the Fund recorded realized gains of $11,334 for financial statement purposes and $72,173 realized gains for income tax purposes.

At December 31, 2002, the Fund’s investment portfolio had a net unrealized loss of $955,955 for financial statement purposes, with the market value of securities transferred in during the initial year constituting the Fund’s basis in the marketable securities.

At December 31, 2002, the composition of unrealized appreciation and depreciation on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
1,024,697	(536,419)	488,278

5.) RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of December 31, 2002, Matthew M. Zuckerman, the primary stockholder of ZMA, as well as members of the primary stockholder’s family, in the form of Trusts, constitute 100% of the Fund’s ownership.

6.) DISRTIBUTIONS TO SHAREHOLDERS

On December 27, 2002, a distribution of $0.1630 was declared.  The dividend was paid on December 27, 2002 to shareholders of record on December 26, 2002.

The tax character of distribution paid during the fiscal years 2002 and 2001 were as follows:

Distributions paid from:	2002	2001
Ordinary Income	$ 0	$ 0
Short-Term Capital Gain	0	0
Long-Term Capital Gain	60,531	0
	$ 60,531	$ 0

As of December 31, 2002, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 0
Undistributed long-term capital gains/(accumulated losses)	(69,088)
Undistributed appreciation/(depreciation)	488,278
$ 419,190

The difference between book basis and tax basis unrealized depreciation is attributable to the difference in original cost basis of securities owned and the market value of securities at the time of transfer.

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and

Board of Trustees

The Prairie Fund:

We have audited the accompanying statement of assets and liabilities of The Prairie Fund, including the schedule of portfolio investments, as of December 31, 2002, and the related statement of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of investments and cash owned as of December 31, 2002, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Prairie Fund as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended,  and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/McCurdy & Associates CPA’s, Inc.

McCurdy & Associates CPA's, Inc.

Westlake, Ohio

January 16, 2003

Board of Trustees

Matthew M Zuckerman, President

Nancy Z Markovitch, Secretary/Treasurer

(Daughter of Matthew M Zuckerman)

Elias Herschmann, MD

Jack Levine CPA

Joseph Weisel

Investment Adviser

Zuckerman Management Associates, Inc.

801 41st Street, Suite 210

Miami Beach, Florida 33140

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Rd,  Suite C

Brecksville, Ohio 44141

Custodian

UMB Bank, NA

Mutual Fund Services

928 Grand Blvd, 10th Floor

Kansas City, MO 64106

Counsel

Morgan, Lewis & Bockius LLP

5300 First Union Financial Center

200 South Biscayne Boulevard

Miami, FL33131-2339

Independent Auditors

McCurdy & Associates CPA’s Inc.

27955 Clemens Road

Westlake, OH 44145

This report is provided for the general information of the shareholders of the Prairie Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.